Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Horton Family Limited Partnership, Horton Family GP, L.L.C., Horton Family Limited Partnership II, Double R GP, L.L.C., Donald Ryan Horton and Douglas Reagan Horton on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of D.R. Horton, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 16th day of February 2021.

HORTON FAMILY LIMITED PARTNERSHIP
By: Horton Family GP, L.L.C., its general partner

By:	/s/ Donald Ryan Horton
Name:	Donald Ryan Horton
Title:	Manager

By:	/s/ Douglas Reagan Horton
Name:	Douglas Reagan Horton
Title:	Manager

HORTON FAMILY GP, L.L.C.

By:	/s/ Donald Ryan Horton
Name:	Donald Ryan Horton
Title:	Manager

By:	/s/ Douglas Reagan Horton
Name:	Douglas Reagan Horton
Title:	Manager

HORTON FAMILY LIMITED PARTNERSHIP II
By: Horton Family GP, L.L.C., its general partner

By:	/s/ Donald Ryan Horton
Name:	Donald Ryan Horton
Title:	Manager

By:	/s/ Douglas Reagan Horton
Name:	Douglas Reagan Horton
Title:	Manager

DOUBLE R GP, L.L.C.

By:	/s/ Donald Ryan Horton
Name:	Donald Ryan Horton
Title:	Manager

By:	/s/ Douglas Reagan Horton
Name:	Douglas Reagan Horton
Title:	Manager

DONALD RYAN HORTON

/s/ Donald Ryan Horton

DOUGLAS REAGAN HORTON

/s/ Douglas Reagan Horton